UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 28, 1997
                                                  -----------------------


                               Landec Corporation
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                   California
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-27446                                          94-3025618
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


3603 Haven Avenue, Menlo Park, California                  94025
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:        (650) 306-1650
                                                      --------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.    Other Events.

     Pursuant to an Asset Purchase Agreement between the Registrant and Bissell Healthcare Corporation ("Bissell"), a Michigan corporation, dated August 28, 1997 (the "Purchase Agreement"), the Registrant sold to Bissell certain assets associated with the Registrant's QuickCast(R) line of business (the "Business") for $950,000.

     In addition, pursuant to a Technology License Agreement between the Registrant and Bissell, dated August 28, 1997, the Registrant granted an exclusive license to Bissell with respect to intellectual property of the Registrant relating to the Business in exchange for future royalty on net sales of products and services incorporating such intellectual property. In consideration therefor, Bissell will pay a license fee on net sales for ten years.

     The cash consideration for the transaction, as well as the license fee, were determined by arms-length negotiations between Bissell and the Registrant.


Item 7.    Financial Statements and Exhibits.

     (b) Pro Forma Financial Information.

         The financial statements required by Article 11 of Regulation S-X are expected to be filed by the Registrant within sixty (60) days of the date of this Report.

     (c) Exhibits.
         ---------

         10.1*    Asset   Purchase    Agreement   between   Bissell   Healthcare
                   Corporation and Landec Corporation, dated August 28, 1997.

         10.2*    Technology   License  Agreement  between  Bissell   Healthcare
                   Corporation and Landec Corporation, dated August 28, 1997.

         10.3*    Supply  Agreement   between Bissell Healthcare Corporation and
                   Landec Corporation, dated August 28, 1997.

---------
* Confidential treatment requested.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Landec Corporation
                                            (Registrant)



Dated:  September 12, 1997                  By:    /s/ Joy T. Fry
                                                   -----------------------------
                                                   Joy T. Fry
                                                   Vice President of Finance and
                                                   Administration and Chief
                                                   Financial Officer

                               LANDEC CORPORATION

                                INDEX TO EXHIBITS


Exhibit No.                      Exhibit Title
-----------                      -------------

10.1*             Asset   Purchase    Agreement   between   Bissell   Healthcare
                  Corporation and Landec Corporation, dated August 28, 1997

10.2*             Technology   License  Agreement  between  Bissell   Healthcare
                  Corporation and Landec Corporation, dated August 28, 1997.

10.3* Supply Agreement between Bissell Healthcare Corporation and Landec Corporation, dated August 28, 1997.


--------------
* Confidential treatment requested.